Marketable Debt Securities, Available-for-Sale	6 Months Ended
Jun. 30, 2022
Investments, Debt and Equity Securities [Abstract]
Marketable Debt Securities, Available-for-Sale
3.	Marketable Debt Securities, Available-for-Sale
As of June 30, 2022,
available-for-sale
securities, excluding $34.4 million classified as cash and cash equivalents, as detailed in Note 6 –
Fair Value Measurements
, are as follows (in thousands):

		Gross Unrealized
	Amortized Costs	Gains	Losses (1)	Fair Value
Due greater than 90 days and less than one year:
Certificates of deposit	$5,995	$—	$(16)	$5,979
Commercial paper	29,730	—	(66)	29,664
Corporate bonds	645	—	—	645
U.S. government securities	8,990	—	(27)	8,963

Total Marketable debt securities, available-for-sale	$45,360	$—	$(109)	$45,251

Due one to three years:
Asset backed securities	$2,791	$—	$(12)	$2,779
Corporate bonds	6,766	—	(62)	6,704
Non-U.S. government securities	423	—	(2)	421
U.S. government securities	8,951	4	(32)	8,923

Total Marketable debt securities, available-for-sale, net of current portion	$18,931	$4	$(108)	$18,827

(1)	Represents 33 securities in an unrealized loss position as of June 30, 2022.
As of December 31, 2021, the Company did not hold any Marketable Debt Securities. As of June 30, 2022, the weighted-average remaining contractual life of the Company’s available for sale securities was approximately one year. During the six months ended June 30, 2022, the Company did not recognize any realized gains or losses from available-for-sale
securities.
The Company evaluated its securities for impairment and concluded that the decline in value was primarily caused by current economic and market conditions. The Company does not intend to sell its MDS and it is not more likely-than-not
the Company will be required to sell the MDS before recovery of their amortized cost basis. Therefore, during the six month-ended June 30, 2022, no impairment was recognized in the consolidated statements of operations and comprehensive loss.